Exhibit 99.1

SIX FLAGS ENTERTAINMENT CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

The Six Flags Entertainment Corporation Employee Stock Purchase Plan is comprised of the following two subplans as set forth below: the Six Flags Entertainment Corporation U.S. Employee Stock Purchase Plan and the Six Flags Entertainment Corporation International Employee Stock Purchase Plan.

A total of 500,000 shares of Common Stock of Six Flags Entertainment Corporation are available under the Six Flags Entertainment Corporation Employee Stock Purchase Plan comprised of the Six Flags Entertainment Corporation U.S. Employee Stock Purchase Plan and the Six Flags Entertainment Corporation International Employee Stock Purchase Plan. Such number of shares is subject to adjustment as set forth in Section X(f) of each subplan.  Shares of Common Stock to be issued under the Six Flags Entertainment Corporation Employee Stock Purchase Plan may be either authorized and unissued shares, treasury shares or shares of Common Stock purchased on the open market.

SIX FLAGS ENTERTAINMENT CORPORATION
U.S. EMPLOYEE STOCK PURCHASE PLAN

I.                                         Purpose of the Plan

The purpose of the Six Flags Entertainment Corporation U.S. Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for employees of Six Flags Entertainment Corporation (the “Company”) and its Participating Subsidiaries to purchase Common Stock through payroll deductions.  It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under section 423 of the Code.  The provisions of this Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

II.                                     Definitions

Certain terms used in this Plan have the meanings set forth in Appendix I.

III.                                 Participation in the Plan

The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Grant Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of the Company or any Subsidiary.

IV.                                Stock

(a)           The stock subject to an Offering shall be authorized but unissued shares of Common Stock, issued shares of Common Stock held in the Company’s treasury or shares of Common Stock purchased on the open market.  Subject to adjustment in accordance with the provisions described under Section X(f) below, the total number of shares of Common Stock which may be the subject of Offerings under the Plan shall not exceed in the aggregate 500,000 shares.  Accordingly, the number of shares of Common Stock authorized under the Plan is 500,000 shares of Common Stock less the number of shares of Common Stock issued pursuant to the Six Flags Entertainment Corporation International Employee Stock Purchase Plan.  If any Purchase Rights granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Rights shall again become available for the Six Flags Entertainment Corporation Employee Stock Purchase Plan.  If on a given Purchase Date, the number of shares of Common Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

(b)           In the event that any shares of Common Stock, which are the subject of an Offering, are not purchased, such unpurchased shares of Common Stock may again be available for subsequent Offerings.

V.                                    Number of Shares That an Employee May Purchase.

(a)           An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole shares of Common Stock determined by the Committee from time to time.

(b)           The number of whole shares of Common Stock that a participating Employee may purchase on the Purchase Date shall be determined by dividing such Employee’s contributions accumulated prior to such Purchase Date and retained in such Employee’s Account as of the Purchase Date by the applicable purchase price; provided, however, that such purchase shall be subject to the limitations set forth in this Section V.

(c)           In no event may any Employee purchase more than 10,000 shares of Common Stock on any Purchase Date.

(d)           Notwithstanding the foregoing provisions of the Plan and to the extent required by section 423 of the Code, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan, as defined in section 423 of the Code, has an aggregate fair market value (measured in each case as of the Grant Date) in excess of $25,000 and any payments made by an Employee in excess of this limitation shall be returned to the Employee in accordance with procedures established by the Committee.

VI.                                Enrollment

(a)           An eligible Employee may enroll in the Plan for any Offering Period by completing a subscription agreement and any other information required by the Committee and submitting them in the form and manner and in accordance with procedures designated by the Committee.

(b)           Unless otherwise determined by the Committee, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Grant Date of such Offering and shall end on the last payroll period ending prior to the Purchase Date of such Offering, unless sooner terminated by the participating Employee as provided in Section IX.

(c)           Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the eligible Employee changes or cancels the enrollment election or designated rate of payroll deduction in accordance with procedures established by the Committee.

VII.                            Method of Payment of Contributions

(a)           A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, ten percent (10%) of such participating Employee’s Compensation during the Offering.  All payroll deductions made by a participating Employee shall be credited to his or her Account under the Plan.  A participating Employee may not make any additional payments into such Account.

(b)           A participating Employee may discontinue his or her participation in the Plan as provided in Section IX or as otherwise provided by the Committee.

(c)           Notwithstanding the foregoing, to the extent necessary to comply with section 423(b)(8) of the Code and Section V hereof, the Company may cause a participant’s payroll deductions to be decreased in respect of an Offering year to zero percent (0%).

VIII.                        Exercise of Purchase Rights

Unless a participating Employee withdraws from the Plan as provided in Section IX, his or her right to purchase whole shares in any Offering will be exercised automatically on each Purchase Date of an Offering, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in his or her Account.

IX.                                Voluntary Withdrawals; Termination of Employment

(a)           A participating Employee may withdraw all but not less than all the contributions credited to his or her Account under the Plan prior to the Purchase Date of an Offering in accordance with procedures established by the Committee by notifying the Committee in the form and manner designated by the Committee.  All of the participating Employee’s contributions credited to his or her Account will be paid to him or her not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further contributions for the purchase of Common Stock will be permitted or made during the Offering Period.

(b)           Upon termination of the participating Employee’s Continuous Status as an Employee prior to the Purchase Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the Employee’s estate, and his or her Purchase Right will be automatically terminated.

(c)           A participating Employee’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

X.                                    Terms and Conditions of Offerings

(a)          General

The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

(b)          Purchase Price

The purchase price per share will be established by the Committee for each Offering but in no event will the purchase price per share be less than the lesser of: (1) 90% of the Fair Market Value of a share of Common Stock on the Grant Date or (2) 90% of the Fair Market Value of a share of Common Stock on the Purchase Date.

(c)           Term of Offerings

Each Offering shall commence on the Grant Date and terminate, subject to earlier termination by the Committee, on the Purchase Date.

(d)          Employee’s Purchase Directions

Each Offering shall provide that the participating Employee at the conclusion of the Offering Period may purchase all of the whole shares purchasable in such Offering with the contributions credited to such Employee’s Account unless such Employee shall, in the manner provided for in the Offering, notify the Committee as set forth in Section IX that the Employee does not desire to purchase any of such shares.

(e)           Change-in-Control

Upon a Change-in-Control, the Purchase Date shall be deemed to have occurred immediately prior to such Change-in-Control and, unless an Employee shall have withdrawn from the Plan as provided in Section IX, all then outstanding Purchase Rights shall be deemed to have been exercised on such Purchase Date as provided in Section VIII.

(f)            Adjustments

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Offerings under the Plan, (2) the number and kind of shares subject to outstanding Offerings and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights provided, however, that the number of shares subject to any such Purchase Rights shall always be a whole number.

Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Common Stock which may be delivered under the Plan, in the number, class of or price of Common Stock available for purchase under the Plan and in the number of Common Stock which an Employee is entitled to purchase and any other adjustments it deems appropriate.  Without limiting the Committee’s authority under this Plan, in the event of any transaction, the Committee may elect to have the Purchase Rights hereunder assumed or such Purchase Rights substituted by a successor entity, to terminate all outstanding Purchase Rights either prior to their expiration or upon completion of the purchase of Common Stock on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date or to take such other action deemed appropriate by the Committee.

(g)          Assignability

Purchase Rights granted under the Plan to an Employee may not be exercised other than by the Employee.  Any rights with respect to the exercise of a Purchase Right or to receive Common Stock under the Plan may not be assigned, transferred, pledged, or otherwise disposed of in any way by the Employee other than by will or the laws of descent and distribution.  Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw from the Plan in accordance with Section IX.

(h)          Employee’s Agreement

If, at the time of the purchase of shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

(i)           Rights as a Stockholder

An Employee who has been granted Purchase Rights hereunder shall have no rights as a stockholder with respect to shares covered by such Purchase Rights until the date of the issuance of the shares to the Employee.  No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.  For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

(j)            Interest

No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

(k)          Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Common Stock, delivery of reports, or other administrative aspects of the Plan.  If the Committee so elects, each Employee shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution.  Common Stock purchased by an Employee under the Plan shall be held in the account in the Employee’s name, or if the Employee so indicates in the enrollment form and if permitted by the Committee, in the Employee’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

(l)           Treatment of Non-U.S. Employees

Employees who are employed by non-U.S. Participating Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars.  The exchange rate and method for such conversion will be determined as prescribed by the Committee.  In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the purchase price permitted under Section X(b) of the Plan.  Each Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Employee contributions are converted to U.S. dollars and the following Purchase Date.

(m)          Withholding

The Company or any Participating Subsidiary shall have the power and the right to deduct or withhold, or require an Employee to remit to the Company or any Participating

Subsidiary, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

(n)          Equal Rights and Privileges

All eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of section 423 or any successor provision of the Code and the related regulations.  Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of section 423 of the Code.  This Section X(n) shall take precedence over all other provisions in the Plan.

(o)          No Right of Employment

Neither the grant nor the exercise of any Purchase Rights under this Plan nor anything in this Plan shall impose upon the Company or any Participating Subsidiary any obligation to employ or continue to employ any Employee.  The right of the Company or a Participating Subsidiary to terminate any Employee shall not be diminished or affected because any Purchase Rights have been granted to such Employee.

(p)          Notification Obligations

If an Employee or former Employee sells, transfers, or otherwise makes a disposition of shares of Common Stock purchased pursuant to an Offering under the Plan if such Employee or former Employee is subject to United States federal income tax, then such Employee or former Employee shall notify the Company or a Participating Subsidiary in writing of such sale, transfer or other disposition within three (3) days of the consummation of such sale, transfer, or other disposition.  Without limitation on the Employee’s or former Employee’s ability to sell, transfer or otherwise make a disposition of shares of Common Stock and without limitation on Section XI, Employees and former Employees must maintain any shares of Common Stock purchased pursuant to an Offering under the Plan within two (2) years after the Grant Date with respect to such Purchase Right and within one (1) year after the date such shares of Common Stock were transferred to the Employee at the broker designated by the Committee, unless the Committee determines otherwise.

XI.                                Administration of the Plan

The Committee shall administer the Plan.  The Committee shall have the authority to delegate duties to officers or employees of the Company or Participating Subsidiaries.

The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and Purchase Rights granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods and payment procedures, the requirement that Common Stock be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries.  The Committee’s determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons, including the Company, its stockholders and its employees.

In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of Purchase Rights having different rights and/or privileges under the Plan in violation of section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of section 423 of the Code and the regulations thereunder.

In the case of Employees employed by a Participating Subsidiary, the Committee may provide for shares of Common Stock of Six Flags Entertainment Corporation to be sold through the Participating Subsidiary to such Employees, to the extent consistent with section 423 of the Code.

XII.                            Amendments and Termination

The Plan is wholly discretionary in nature.  As such, the Board may, in its sole discretion, from time to time alter, amend, suspend,  discontinue or terminate the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Board may, without the approval of the stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply.  Subject to the limitations in this Section XII relating to stockholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan including, without limitation, under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder.

If the Plan is terminated, the Committee may elect to terminate all outstanding Purchase Rights either prior to their expiration or upon completion of the purchase of Common Stock on the next Purchase Date.  If the Purchase Rights are terminated prior to expiration and before a Purchase Date, all funds accumulated as of the date the Purchase Rights are terminated shall be returned to the Employees as soon as administratively feasible.

XIII.                        Eligible Employees in Other Countries

Without amending the Plan, the Committee may grant rights or establish other procedures to provide benefits to eligible Employees of Participating Subsidiaries with non-U.S. employees on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable (a) to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any Participating Subsidiary may operate or have employees, (b) to ensure the viability of the benefits from the Plan to eligible Employees employed in such countries or jurisdictions and (c) to meet the objectives of the Plan.  Notwithstanding anything to the contrary herein, any such actions taken by the Committee with respect to eligible Employees of any Participating Subsidiary may be treated as a subplan outside of an “employee stock purchase plan” under section 423 of the Code and not subject to the requirements of section 423 set forth in the Code and this Plan.

XIV.                       Application of Funds

The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.  Accounts under the Plan are purely book-keeping entries.  All Employee contributions may be used by the Company for any purpose and the Company shall have no obligation to segregate funds.

XV.                           Effective Date

This Plan was adopted by the Board on September 15, 2010, subject to stockholder approval.  No Purchase Date shall occur prior to stockholder approval of the Plan.  If the stockholders of the Company do not approve the Plan within one year of its adoption, then any contributions from Employees shall be returned to such Employees and the Plan shall cease to exist.

XVI.                       Governing Law

The Plan and all Offerings shall be construed in accordance with and governed by the laws of Delaware without regard to the choice of law rules thereunder.

APPENDIX I

“Account” means a recordkeeping account maintained for an Employee to which Employee payroll deductions, if applicable, are credited.

“Board” means the Company’s Board of Directors.

“Change in Control” means:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding (1) any employee benefit plan of the Company and (2) any Permitted Holder (as defined in the Exit Facility (as defined in the Company’s Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of April 1, 2010, as the same may be further amended or modified)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only through the passage of time), directly or indirectly, of more than thirty-five percent (35%) of the voting stock of the Company;

(ii) any transaction, including without limitation any merger, consolidation, tender offer or other transaction (whether effected by the Company or by any other person) or any action (such as a deregistration or delisting of the securities of the Company) taken by the Company or any of its affiliates, the result of which is, in either case, that (1) the Company is no longer a reporting company under the Exchange Act, or (2) the Company Stock is no longer listed on a national securities exchange;

(iii) at any time, the Continuing Directors (as defined below) cease for any reason to constitute at least a majority of the Board;

(iv) a direct or indirect sale or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or

(v) any merger, consolidation or like business combination or reorganization of the Company, the consummation of which would result in either (x) the occurrence of any event described in clause (i) above, or (y) the voting securities of the Company outstanding immediately prior to the consummation of such merger, consolidation or like business combination or reorganization not representing (either by remaining outstanding or by being converted into voting securities of the applicable surviving or other entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger, consolidation or like business combination or reorganization.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Board’s Compensation Committee or such other committee designated by the Board or the Board’s Compensation Committee to administer the Plan.

“Common Stock” means the common shares, $0.025 par value, of the Company.

“Company” means Six Flags Entertainment Corporation, a Delaware corporation.

“Compensation” means annual base salary during an Offering Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan (other than elective contributions from base salary) or other similar payment or contribution.

“Continuing Directors” means, as of any date of determination, any member of the Board who (i) was a member of the Board on the date the Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) in the case of transfers between locations of the Company or between the Company and its Participating Subsidiaries.

“Employee” means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes, excluding those persons whose customary employment is 20 hours or less per week or for five months or less in any calendar year.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stocks exchange as the Company Stock is then listed for trading (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the first Trading Day of each Offering Period of the Plan.

“Offering” means the grant of Purchase Rights under the Plan.

“Offering Period” means the period of an Offering beginning on the Grant Date and ending on the Purchase Date.

“Participating Subsidiary” means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan.

“Purchase Date” means the last Trading Day of an Offering Period as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Grant Date.

“Purchase Rights” means rights to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Subsidiary” means any company, partnership or other entity in an unbroken chain of companies, partnerships or other entities beginning with (and including) the Company in which each company, partnership or other entity, other than the last company, partnership or other entity, in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock (or partnership or other interests in the case of a partnership or other entity) in one of the other companies in such chain.

“Trading Day” means a day on which the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

SIX FLAGS ENTERTAINMENT CORPORATION
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

I.                                         Purpose of the Plan

The purpose of the Six Flags Entertainment Corporation International Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for employees of Six Flags Entertainment Corporation (the “Company”) and its Participating Subsidiaries to purchase Common Stock through payroll deductions.

II.                                     Definitions

Certain terms used in this Plan have the meanings set forth in Appendix I.

III.                                 Participation in the Plan

The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Grant Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of the Company or any Subsidiary.

IV.                                Stock

(a)           The stock subject to an Offering shall be authorized but unissued shares of Common Stock, issued shares of Common Stock held in the Company’s treasury or shares of Common Stock purchased on the open market.  Subject to adjustment in accordance with the provisions described under Section X(f) below, the total number of shares of Common Stock which may be the subject of Offerings under the Six Flags Entertainment Corporation Employee Stock Purchase Plan shall not exceed in the aggregate 500,000 shares.  Accordingly, the number of shares of Common Stock authorized under the Plan is 500,000 shares of Common Stock less the number of shares of Common Stock issued pursuant to the Six Flags Entertainment Corporation U.S. Employee Stock Purchase Plan.  If any Purchase Rights granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Rights shall again become available for the Six Flags Entertainment Corporation Employee Stock Purchase Plan.  If on a given Purchase Date, the number of shares of Common Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

(b)           In the event that any shares of Common Stock, which are the subject of an Offering, are not purchased, such unpurchased shares of Common Stock may again be available for subsequent Offerings.

V.                                    Number of Shares That an Employee May Purchase.

(a)           An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole shares of Common Stock determined by the Committee from time to time.

(b)           The number of whole shares of Common Stock that a participating Employee may purchase on the Purchase Date shall be determined by dividing such Employee’s contributions accumulated prior to such Purchase Date (less deductions made to satisfy taxes, domestic or foreign, required by law or regulation to be withheld) and retained in such Employee’s Account as of the Purchase Date by the applicable purchase price; provided, however, that such purchase shall be subject to the limitations set forth in this Section V.

(c)           In no event may any Employee purchase more than 10,000 shares of Common Stock on any Purchase Date.

(d)           Notwithstanding the foregoing provisions of the Plan, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan has an aggregate fair market value (measured in each case as of the Grant Date) in excess of $25,000 and any payments made by an Employee in excess of this limitation shall be returned to the Employee in accordance with procedures established by the Committee.

VI.                                Enrollment

(a)           An eligible Employee may enroll in the Plan for any Offering Period by completing a subscription agreement and any other information required by the Committee and submitting them in the form and manner and in accordance with procedures designated by the Committee.

(b)           Unless otherwise determined by the Committee, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Grant Date of such Offering and shall end on the last payroll period ending prior to the Purchase Date of such Offering, unless sooner terminated by the participating Employee as provided in Section IX.

(c)           Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the eligible Employee changes or cancels the enrollment election or designated rate of payroll deduction in accordance with procedures established by the Committee.

VII.                            Method of Payment of Contributions

(a)           A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, ten percent (10%) of such participating Employee’s Compensation during the Offering.  All payroll deductions made by a participating Employee shall be credited to his or her Account under the Plan.  A participating Employee may not make any additional payments into such Account.

(b)           A participating Employee may discontinue his or her participation in the Plan as provided in Section IX or as otherwise provided by the Committee.

(c)           The accumulated contributions in a participating Employee’s Account will first be used to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event resulting from such Employee’s participation in the Plan.

(d)           Notwithstanding the foregoing, to the extent necessary to comply with Section V(d) hereof, the Company may cause a participant’s payroll deductions to be decreased in respect of an Offering year to zero percent (0%).

VIII.                        Exercise of Purchase Rights

Unless a participating Employee withdraws from the Plan as provided in Section IX, his or her right to purchase whole shares in any Offering will be exercised automatically on each Purchase Date of an Offering, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in the Employee’s Account after deductions made to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event resulting from such Employee’s participation in the Plan.

IX.                                Voluntary Withdrawals; Termination of Employment

(a)           A participating Employee may withdraw all but not less than all the contributions credited to his or her Account under the Plan prior to the Purchase Date of an Offering in accordance with procedures established by the Committee by notifying the Committee in the form and manner designated by the Committee.  All of the participating Employee’s contributions credited to his or her Account will be paid to him or her not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further contributions for the purchase of Common Stock will be permitted or made during the Offering Period.

(b)           Upon termination of the participating Employee’s Continuous Status as an Employee prior to the Purchase Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the Employee’s estate, and his or her Purchase Right will be automatically terminated.

(c)           A participating Employee’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

X.                                    Terms and Conditions of Offerings

(a)          General

The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

(b)          Purchase Price

The purchase price per share will be established by the Committee for each Offering but in no event will the purchase price per share be less than the lesser of: (1) 90% of the Fair Market Value of a share of Common Stock on the Grant Date or (2) 90% of the Fair Market Value of a share of Common Stock on the Purchase Date.

(c)           Term of Offerings

Each Offering shall commence on the Grant Date and terminate, subject to earlier termination by the Committee, on the Purchase Date.

(d)          Employee’s Purchase Directions

Each Offering shall provide that the participating Employee at the conclusion of the Offering Period may purchase all of the whole shares purchasable in such Offering with the contributions credited to such Employee’s Account unless such Employee shall, in the manner provided for in the Offering, notify the Committee as set forth in Section IX that the Employee does not desire to purchase any of such shares.

(e)           Change-in-Control

Upon a Change-in-Control, the Purchase Date shall be deemed to have occurred immediately prior to such Change-in-Control and, unless an Employee shall have withdrawn from the Plan as provided in Section IX, all then outstanding Purchase Rights shall be deemed to have been exercised on such Purchase Date as provided in Section VIII.

(f)            Adjustments

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Offerings under the Plan, (2) the number and kind of shares subject to outstanding Offerings and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights provided, however, that the number of shares subject to any such Purchase Rights shall always be a whole number.

Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Common Stock which may be delivered under the Plan, in the number, class of or price of Common Stock available for purchase under the Plan and in the number of Common Stock which an Employee is entitled to purchase and any other adjustments it deems appropriate.  Without limiting the Committee’s authority under this Plan, in the event of any transaction, the Committee may elect to have the Purchase Rights hereunder assumed or such Purchase Rights substituted by a successor entity, to terminate all outstanding Purchase Rights either prior to their expiration or upon completion of the purchase of Common Stock on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date or to take such other action deemed appropriate by the Committee.

(g)          Assignability

Purchase Rights granted under the Plan to an Employee may not be exercised other than by the Employee.  Any rights with respect to the exercise of a Purchase Right or to receive Common Stock under the Plan may not be assigned, transferred, pledged, or otherwise disposed of in any way by the Employee other than by will or the laws of descent and distribution.  Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw from the Plan in accordance with Section IX.

(h)          Employee’s Agreement

If, at the time of the purchase of shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

(i)           Rights as a Stockholder

An Employee who has been granted Purchase Rights hereunder shall have no rights as a stockholder with respect to shares covered by such Purchase Rights until the date of the issuance of the shares to the Employee.  No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.  For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

(j)            Interest

No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

(k)          Administrative Assistance

If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Common Stock, delivery of reports, or other administrative aspects of the Plan.  If the Committee so elects, each Employee shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution.  Common Stock purchased by an Employee under the Plan shall be held in the account in the Employee’s name, or if the Employee so indicates in the enrollment form and if permitted by the Committee, in the Employee’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

(l)           Treatment of Non-U.S. Employees

Employees who are employed by non-U.S. Participating Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars.  The exchange rate and method for such conversion will be determined as prescribed by the Committee.  Each Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Employee contributions are converted to U.S. dollars and the following Purchase Date.

(m)          Withholding

The Company or any Participating Subsidiary shall have the power and the right to deduct or withhold, or require an Employee to remit to the Company or any Participating Subsidiary, an amount sufficient to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

(n)          No Right of Employment

Neither the grant nor the exercise of any Purchase Rights under this Plan nor anything in this Plan shall impose upon the Company or any Participating Subsidiary any obligation to employ or continue to employ any Employee.  The right of the Company or a Participating Subsidiary to terminate any Employee shall not be diminished or affected because any Purchase Rights have been granted to such Employee.

XI.                                Administration of the Plan

The Committee shall administer the Plan.  The Committee shall have the authority to delegate duties to officers or employees of the Company or Participating Subsidiaries.

The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and Purchase Rights granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods and payment procedures, the requirement that Common Stock be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries.  The Committee’s determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons, including the Company, its stockholders and its employees.  The Committee may adopt special or different rules for the operation of the Plan for different Employees including, but not limited to, rules designed to accommodate the practices of the applicable jurisdiction.

XII.                            Amendments and Termination

The Plan is wholly discretionary in nature.  As such, the Board may, in its sole discretion, from time to time alter, amend, suspend,  discontinue or terminate the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Board may, without the approval of the stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply.  Subject to the limitations in this Section XII relating to stockholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan including, without limitation, under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or its participants hereunder.

If the Plan is terminated, the Committee may elect to terminate all outstanding Purchase Rights either prior to their expiration or upon completion of the purchase of Common Stock on the next Purchase Date.  If the Purchase Rights are terminated prior to expiration and before a Purchase Date, all funds accumulated as of the date the Purchase Rights are terminated shall be returned to the Employees as soon as administratively feasible.

XIII.                        Eligible Employees in Other Countries

Without amending the Plan, the Committee may grant rights or establish other procedures to provide benefits to eligible Employees of Participating Subsidiaries with non-U.S. employees on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable (a) to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any Participating Subsidiary may operate or have employees, (b) to ensure the viability of the benefits from the Plan to eligible Employees employed in such countries or jurisdictions and (c) to meet the objectives of the Plan.

XIV.                       Application of Funds

The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.  Accounts under the Plan are purely book-keeping entries.  All Employee contributions may be used by the Company for any purpose and the Company shall have no obligation to segregate funds.

XV.                           Effective Date

This Plan was adopted by the Board on September 15, 2010, subject to stockholder approval.  No Purchase Date shall occur prior to stockholder approval of the Plan.  If the stockholders of the Company do not approve the Plan within one year of its adoption, then any contributions from Employees shall be returned to such Employees and the Plan shall cease to exist.

XVI.                       Governing Law

The Plan and all Offerings shall be construed in accordance with and governed by the laws of Delaware without regard to the choice of law rules thereunder.

APPENDIX I

“Account” means a recordkeeping account maintained for an Employee to which Employee payroll deductions, if applicable, are credited.

“Board” means the Company’s Board of Directors.

“Change in Control” means:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding (1) any employee benefit plan of the Company and (2) any Permitted Holder (as defined in the Exit Facility (as defined in the Company’s Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of April 1, 2010, as the same may be further amended or modified)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only through the passage of time), directly or indirectly, of more than thirty-five percent (35%) of the voting stock of the Company;

(ii) any transaction, including without limitation any merger, consolidation, tender offer or other transaction (whether effected by the Company or by any other person) or any action (such as a deregistration or delisting of the securities of the Company) taken by the Company or any of its affiliates, the result of which is, in either case, that (1) the Company is no longer a reporting company under the Exchange Act, or (2) the Company Stock is no longer listed on a national securities exchange;

(iii) at any time, the Continuing Directors (as defined below) cease for any reason to constitute at least a majority of the Board;

(iv) a direct or indirect sale or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or

(v) any merger, consolidation or like business combination or reorganization of the Company, the consummation of which would result in either (x) the occurrence of any event described in clause (i) above, or (y) the voting securities of the Company outstanding immediately prior to the consummation of such merger, consolidation or like business combination or reorganization not representing (either by remaining outstanding or by being converted into voting securities of the applicable surviving or other entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or other entity outstanding immediately after such merger, consolidation or like business combination or reorganization.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Board’s Compensation Committee or such other committee designated by the Board or the Board’s Compensation Committee to administer the Plan.

“Common Stock” means the common shares, $0.025 par value, of the Company.

“Company” means Six Flags Entertainment Corporation, a Delaware corporation.

“Compensation” means annual base salary during an Offering Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan (other than elective contributions from base salary) or other similar payment or contribution.

“Continuing Directors” means, as of any date of determination, any member of the Board who (i) was a member of the Board on the date the Plan was adopted by the Board or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than three (3) months, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) in the case of transfers between locations of the Company or between the Company and its Participating Subsidiaries.

“Employee” means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes, excluding those persons whose customary employment is 20 hours or less per week or for five months or less in any calendar year.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stocks exchange as the Company Stock is then listed for trading (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the first Trading Day of each Offering Period of the Plan.

“Offering” means the grant of Purchase Rights under the Plan.

“Offering Period” means the period of an Offering beginning on the Grant Date and ending on the Purchase Date.

“Participating Subsidiary” means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan.

“Purchase Date” means the last Trading Day of an Offering Period as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Grant Date.

“Purchase Rights” means rights to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Subsidiary” means any company, partnership or other entity in an unbroken chain of companies, partnerships or other entities beginning with (and including) the Company in which each company, partnership or other entity, other than the last company, partnership or other entity, in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock (or partnership or other interests in the case of a partnership or other entity) in one of the other companies in such chain.

“Trading Day” means a day on which the New York Stock Exchange or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.